Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and year ended December 31, 2014 and 2013.

Three Months Ended December 31, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$203.2	$140.9	$65.6	$35.9	$7.9	$—	$453.5
Depreciation and amortization	13.6	4.4	1.8	2.2	0.4	0.9	23.3
Cost of sales and selling and administrative	218.4	122.6	69.5	30.9	6.7	23.6	471.7
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	1.0	1.0
Other operating credits and charges, net	—	—	—	—	—	6.4	6.4
Total operating costs	232.0	127.0	71.3	33.1	7.1	31.9	502.4
Income (loss) from operations	(28.8)	13.9	(5.7)	2.8	0.8	(31.9)	(48.9)
Total non-operating income	—	—	—	—	—	(6.6)	(6.6)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(28.8)	13.9	(5.7)	2.8	0.8	(38.5)	(55.5)
Benefit for income taxes	—	—	—	—	—	(11.3)	(11.3)
Equity in income of unconsolidated affiliates	—	—	(0.2)	—	—	(1.0)	(1.2)
Income (loss) from continuing operations	$(28.8)	$13.9	$(5.5)	$2.8	$0.8	$(26.2)	$(43.0)
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(28.8)	$13.9	$(5.5)	$2.8	$0.8	$(26.2)	$(43.0)
Benefit for income taxes	—	—	—	—	—	(11.3)	(11.3)
Interest expense, net of capitalized interest	—	—	—	—	—	6.4	6.4
Depreciation and amortization	13.6	4.4	1.8	2.2	0.4	0.9	23.3
EBITDA from continuing operations	(15.2)	18.3	(3.7)	5.0	1.2	(30.2)	(24.6)
Stock based compensation expense	0.2	0.2	0.2	—	—	1.9	2.5
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	1.0	1.0
Investment income	—	—	—	—	—	(1.1)	(1.1)
Other operating credits and charges, net	—	—	—	—	—	6.4	6.4
Other operating credits and charges, associated with JV's	—	—	—	—	—	(0.9)	(0.9)
Depreciation included in equity in income of unconsolidated affiliates	—	—	(0.1)	—	—	—	(0.1)
Adjusted EBITDA from continuing operations	$(15.0)	$18.5	$(3.6)	$5.0	$1.2	$(22.9)	$(16.8)

Three Months Ended December 31, 2013 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$229.8	$138.3	$67.4	$40.6	$7.2	$(3.6)	$479.7
Depreciation and amortization	15.7	4.0	3.3	2.4	0.4	0.5	26.3
Cost of sales and selling and administrative	207.5	118.8	68.3	36.1	7.2	24.0	461.9
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.6	0.6
Other operating credits and charges, net	—	—	—	—	—	12.9	12.9
Total operating costs	223.2	122.8	71.6	38.5	7.6	38.0	501.7
Income (loss) from operations	6.6	15.5	(4.2)	2.1	(0.4)	(41.6)	(22.0)
Total non-operating expense	—	—	—	—	—	(8.3)	(8.3)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	6.6	15.5	(4.2)	2.1	(0.4)	(49.9)	(30.3)
Provision for income taxes	—	—	—	—	—	(10.5)	(10.5)
Equity in (income) loss of unconsolidated affiliates	—	—	(0.6)	—	—	—	(0.6)
Income (loss) from continuing operations	$6.6	$15.5	$(3.6)	$2.1	$(0.4)	$(39.4)	$(19.2)
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$6.6	$15.5	$(3.6)	$2.1	$(0.4)	$(39.4)	$(19.2)
Provision for income taxes	—	—	—	—	—	(10.5)	(10.5)
Interest expense, net of capitalized interest	—	—	—	—	—	8.0	8.0
Depreciation and amortization	15.7	4.0	3.3	2.4	0.4	0.5	26.3
EBITDA from continuing operations	22.3	19.5	(0.3)	4.5	—	(41.4)	4.6
Stock based compensation expense	0.3	0.1	0.2	—	—	1.6	2.2
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.6	0.6
Other operating credits and charges, net	—	—	—	—	—	12.9	12.9
Gain on sale of joint venture						(1.2)	(1.2)
Loss on early debt extinguishment						1.5	1.5
Expenses related to proposed acquisition of Ainsworth Lumber Co. Ltd.						4.6	4.6
Investment income	—	—	—	—	—	(2.0)	(2.0)
Depreciation included in equity in (income) loss of unconsolidated affiliates	—	—	0.1	—	0.4	—	0.5
Adjusted EBITDA from continuing operations	$22.6	$19.6	$—	$4.5	$0.4	$(23.4)	$23.7

Year Ended December 31, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$855.2	$617.3	$281.0	$150.4	$32.8	$(1.9)	$1,934.8
Depreciation and amortization	56.1	17.4	13.7	9.1	1.1	3.3	100.7
Cost of sales and selling and administrative	851.7	520.1	284.7	130.0	35.2	85.6	1,907.3
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	(3.1)	(3.1)
Other operating credits and charges, net	—	—	—	—	—	7.5	7.5
Total operating costs	907.8	537.5	298.4	139.1	36.3	93.3	2,012.4
Income (loss) from operations	(52.6)	79.8	(17.4)	11.3	(3.5)	(95.2)	(77.6)
Total non-operating expense	—	—	—	—	—	(27.4)	(27.4)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	(52.6)	79.8	(17.4)	11.3	(3.5)	(122.6)	(105.0)
Provision for income taxes	—	—	—	—	—	(27.2)	(27.2)
Equity in (income) loss of unconsolidated affiliates	—	—	(3.4)	—	—	(1.0)	(4.4)
Income (loss) from continuing operations	$(52.6)	$79.8	$(14.0)	$11.3	$(3.5)	$(94.4)	$(73.4)
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(52.6)	$79.8	$(14.0)	$11.3	$(3.5)	$(94.4)	$(73.4)
Provision for income taxes	—	—	—	—	—	(27.2)	(27.2)
Interest expense, net of capitalized interest	—	—	—	—	—	29.8	29.8
Depreciation and amortization	56.1	17.4	13.7	9.1	1.1	3.3	100.7
EBITDA from continuing operations	3.5	97.2	(0.3)	20.4	(2.4)	(88.5)	29.9
Stock based compensation expense	0.9	0.7	0.5	—	—	7.3	9.4
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	(3.1)	(3.1)
Other operating credits and charges, net	—	—	—	—	—	7.5	7.5
Other operating credits and charges, associated with JV's	—	—	—	—	—	(1.0)	(1.0)
Expenses associated with proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	6.8	6.8
Investment income	—	—	—	—	—	(5.5)	(5.5)
Depreciation included in equity in (income) loss of unconsolidated affiliates	—	—	0.1	—	—	—	0.1
Adjusted EBITDA from continuing operations	$4.4	$97.9	$0.3	$20.4	$(2.4)	$(76.5)	$44.1

Year Ended December 31, 2013 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$1,068.1	$573.8	$250.4	$171.5	$30.6	$(9.2)	$2,085.2
Depreciation and amortization	49.9	16.4	11.4	10.5	1.3	1.8	91.3
Cost of sales and selling and administrative	803.3	471.6	252.6	141.0	32.9	85.7	1,787.1
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.2	0.2
Other operating credits and charges, net	—	—	—	—	—	3.8	3.8
Total operating costs	853.2	488.0	264.0	151.5	34.2	91.5	1,882.4
Income (loss) from operations	214.9	85.8	(13.6)	20.0	(3.6)	(100.7)	202.8
Total non-operating expense	—	—	—	—	—	3.8	3.8
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	214.9	85.8	(13.6)	20.0	(3.6)	(96.9)	206.6
Provision for income taxes	—	—	—	—	—	41.1	41.1
Equity in (income) loss of unconsolidated affiliates	(15.4)	—	1.0	—	2.5	—	(11.9)
Income (loss) from continuing operations	$230.3	$85.8	$(14.6)	$20.0	$(6.1)	$(138.0)	$177.4
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$230.3	$85.8	$(14.6)	$20.0	$(6.1)	$(138.0)	$177.4
Provision for income taxes	—	—	—	—	—	41.1	41.1
Interest expense, net of capitalized interest	—	—	—	—	—	36.0	36.0
Depreciation and amortization	49.9	16.4	11.4	10.5	1.3	1.8	91.3
EBITDA from continuing operations	280.2	102.2	(3.2)	30.5	(4.8)	(59.1)	345.8
Stock based compensation expense	1.0	0.6	0.6	—	—	6.6	8.8
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.2	0.2
Other operating credits and charges, net	—	—	—	—	—	3.8	3.8
Other operating credit and charges, associated with JV's						2.7	2.7
Gain on acquisition						(35.9)	(35.9)
Gain on sale of joint venture						(1.2)	(1.2)
Early debt extinguishment	—	—	—	—	—	2.3	2.3
Expenses associated with proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	7.6	7.6
Investment income	—	—	—	—	—	(10.3)	(10.3)
Depreciation included in equity in loss of unconsolidated affiliates	3.4	—	0.2	—	2.8	—	6.4
Adjusted EBITDA from continuing operations	$284.6	$102.8	$(2.4)	$30.5	$(2.0)	$(83.3)	$330.2